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                                                                      EXHIBIT 21

                        ALBERTSON'S, INC. & SUBSIDIARIES



ALBERTSON'S, INC.

Incorporated State:        Delaware

119 FOSTER STREET, LLC

Incorporated State:        Massachusetts

14 NORTH MAIN STREET LLC

Incorporated State:        Massachusetts

18 NMS LLC

Incorporated State:        Massachusetts

360 CHAUNCY STREET REALTY TRUST

Incorporated State:        Massachusetts

739 REALTY TRUST

Incorporated State:        Massachusetts

ABS FINANCE CO., INC.

Incorporated State:        Delaware

ABS INSURANCE LTD.

Incorporated State:        Bermuda

ABS PROCUREMENT CO.

Incorporated State:        Grand Cayman

ACME MARKETS, INC.

Incorporated State:        Delaware

ADRIAN REALTY TRUST

Incorporated State:        Massachusetts

ADVANTAGE STORES, INC.

Incorporated State:        California

ALBERTSON'S LIQUORS, INC.

Incorporated State:        Wyoming

ALBERTSON'S REALTY, INC.

Incorporated State:        Idaho



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                        ALBERTSON'S, INC. & SUBSIDIARIES


ALBERTSONS ASSIST, INC.

Incorporated State:        Idaho

ALBERTSONS STORES CHARITABLE FOUNDATION, INC.

Incorporated State:        Idaho

AMERICAN DRUG STORES, INC.

Incorporated State:        Illinois

AMERICAN FOOD AND DRUG, INC.

Incorporated State:        Delaware

AMERICAN PARTNERS, L.P.

Incorporated State:        Indiana

AMERICAN PROCUREMENT AND LOGISTICS COMPANY

Incorporated State:        Delaware

AMERICAN STORES CHARITABLE FOUNDATION

Incorporated State:        Utah

AMERICAN STORES COMPANY, LLC

Incorporated State:        Delaware

AMERICAN STORES PROPERTIES, INC.

Incorporated State:        Delaware

AMERICAN STORES PROPERTIES, INC. - ONE

Incorporated State:        Delaware

AMERICAN STORES REALTY COMPANY, LLC

Incorporated State:        Delaware

APLC PROCUREMENT, INC.

Incorporated State:        Utah

ARLES, LLC

Incorporated State:        New Hampshire

ASC MEDIA SERVICES, INC.

Incorporated State:        Utah

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                        ALBERTSON'S, INC. & SUBSIDIARIES


ASC PHARMACY, INC.

Incorporated State:        Delaware

BERYL AMERICAN CORPORATION

Incorporated State:        Vermont

BORDER STREET REALTY TRUST

Incorporated State:        Massachusetts

BP REALTY, LLC

Incorporated State:        Massachusetts

BRISTOL FARMS

Incorporated State:        California

BROCKTON CORPORATION

Incorporated State:        Vermont

BSS REALTY TRUST

Incorporated State:        Massachusetts

CAL-PHARM, INC.

Incorporated State:        California

CAMBRIDGE CHARTER REALTY I LLC

Incorporated State:        Massachusetts

CH PROJECT LLC

Incorporated State:        Massachusetts

CLIFFORD W. PERHAM, INC.

Incorporated State:        Maine

DARTMOUTH CARTER LLC

Incorporated State:        Massachusetts

DLS REALTY TRUST

Incorporated State:        Massachusetts

EAST HAMPTON REALTY, LLC

Incorporated State:        Massachusetts




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                        ALBERTSON'S, INC. & SUBSIDIARIES


EAST HIGH STREET LLC

Incorporated State:        Massachusetts

EXTREME INC.

Incorporated State:        Delaware

FOOD BASKET

Incorporated State:        California

FRESH HOLDINGS, INC.

Incorporated State:        Delaware

GALWAY REALTY TRUST

Incorporated State:        Massachusetts

GOLDSTAR PARTNERS, LLC (THE)

Incorporated State:        Massachusetts

GOOD SPIRITS, INC.

Incorporated State:        Texas

GORHAM MARKETS, LLC

Incorporated State:        New Hampshire

GRETNA PROPERTIES, INC.

Incorporated State:        Louisiana

HAYWARD STREET INVESTMENT TRUST

Incorporated State:        Massachusetts

HEALTH 'N' HOME CORPORATION

Incorporated State:        Delaware

HODISCO, INC.

Incorporated State:        Texas

HOOKSETT PROJECT LLC

Incorporated State:        Massachusetts

HOOKSETT REALTY SSI LLC

Incorporated State:        Massachusetts



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                        ALBERTSON'S, INC. & SUBSIDIARIES


JETCO PROPERTIES, INC.

Incorporated State:        Delaware

JEWEL COMPANIES, INC., A 1985 DELAWARE CORPORATION

Incorporated State:        Delaware

JEWEL FOOD STORES, INC.

Incorporated State:        New York

JEWEL OSCO SOUTHWEST, INC.

Incorporated State:        Illinois

JIM DANDY MARKETS

Incorporated State:        California

JOAH, INC.

Incorporated State:        Delaware

KASCO AUTOMOTIVE PRODUCTS

Incorporated State:        California

KEENE REALTY TRUST

Incorporated State:        Massachusetts

LRT REALTY TRUST

Incorporated State:        Massachusetts

LS HOLDINGS, INC.

Incorporated State:        Delaware

LUCKY STORES PROPERTIES, INC.

Incorporated State:        Delaware

LUCKY STORES, INC. (DE)

Incorporated State:        Delaware

LUCKY STORES, INC. (FL)

Incorporated State:        Florida

LUCKY STORES, INC. (NV)

Incorporated State:        Nevada





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                        ALBERTSON'S, INC. & SUBSIDIARIES


MEADOWLANE, INC.

Incorporated State:        Massachusetts

MFC-LIVONIA PROPERTIES, INC.

Incorporated State:        Delaware

MICHAEL'S REALTY TRUST

Incorporated State:        New Hampshire

NEW BRISTOL FARMS, INC.

Incorporated State:        Delaware

NEWCO INVESTMENTS, LLC

Incorporated State:        Delaware

NHI INVESTMENT PARTNERS, LP

Incorporated State:        Delaware

NMS REALTY, LLC

Incorporated State:        Massachusetts

NP REALTY LLC

Incorporated State:        New York

OAKBROOK BEVERAGE CENTERS, INC.

Incorporated State:        Illinois

ORDISCO, INC.

Incorporated State:        California

OSCO DRUG OF MASSACHUSETTS, INC.

Incorporated State:        Massachusetts

OSCO DRUG OF TEXAS, INC.

Incorporated State:        Delaware

SAV-ON REALTY, INC.

Incorporated State:        Delaware

SCOLARI'S STORES, INC.

Incorporated State:        California





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                        ALBERTSON'S, INC. & SUBSIDIARIES


SEESSEL HOLDINGS, INC.

Incorporated State:        Tennessee

SHAW EQUIPMENT CORPORATION

Incorporated State:        Massachusetts

SHAW'S NORTH ATTLEBORO CORP.

Incorporated State:        Massachusetts

SHAW'S REALTY CO.

Incorporated State:        Maine

SHAW'S REALTY TRUST

Incorporated State:        Massachusetts

SHAW'S SECURITIES CORPORATION I

Incorporated State:        Massachusetts

SHAW'S SECURITIES CORPORATION II

Incorporated State:        Massachusetts

SHAW'S SUPERMARKETS, INC.

Incorporated State:        Massachusetts

SHORTCO, INC.

Incorporated State:        Texas

SMITTY'S SUPER MARKETS, INC.

Incorporated State:        Missouri

SNH REALTY, LLC

Incorporated State:        Massachusetts

SP REALTY, LLC

Incorporated State:        Connecticut

SSI MEDWAY PROJECT, LLC

Incorporated State:        Massachusetts

SSM HOLDINGS COMPANY

Incorporated State:        Delaware


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                        ALBERTSON'S, INC. & SUBSIDIARIES


STAR MARKETS COMPANY, INC.

Incorporated State:        Massachusetts

STAR MARKETS HOLDINGS, INC.

Incorporated State:        Massachusetts

STFD REALTY LLC

Incorporated State:        Connecticut

SUNRICH MERCANTILE CORP.

Incorporated State:        California

U.S. SATELLITE CORPORATION

Incorporated State:        Utah

WATERVILLE PLAZA, LLC

Incorporated State:        Delaware

WHP REALTY, LLC

Incorporated State:        Connecticut